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                                                                    EXHIBIT 23.1

         CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC
                               ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 21, 2004 (except for Note 17, as to which the date is September 21, 2004) in Amendment No. 5 to the Registration Statement
(Form S-1 No. 333-116027) and related Prospectus of Beacon Roofing Supply, Inc. dated September 21, 2004.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
September 21, 2004